UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2017

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36714 (Commission File Number)	46-2956775 (IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California (Address of principal executive offices)	94105 (Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On August 1, 2017, Jaguar Health, Inc. (f/k/a Jaguar Animal Health, Inc.) (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) announcing that on July 31, 2017, the Company completed its merger (the “Merger”) with Napo Pharmaceuticals, Inc. (“Napo”) pursuant to the Agreement and Plan of Merger dated March 31, 2017 by and among Jaguar, Napo, Napo Acquisition Corporation and Napo’s representative (the “Merger Agreement”). On August 4, 2017, the Company filed an amendment to the Original 8-K to, among other things, provide the financial statements of the business acquired and pro forma financial information in accordance with Items 9.01(a) and (b). On Septmber 14, 2017, the Company filed a second amendment to the Original 8-K to include certain agreements to which Napo is a party that remain in effect and are material to the combined company following the consummation of the Merger and related transactions described in the Merger Agreement.

This Current Report on Form 8-K further amends the Original 8-K to include an additional agreement to which Napo is a party that went in effect upon the consummation of the Merger and related transactions described in the Merger Agreement and remains material to the combined company. Except as set forth in Item 8.01 and Item 9.01 below, no other changes are being made to the Original Form 8-K.

Item 8.01   Other Events.

In connection with the completion of the Merger, the Company is filing the Amended and Restated Security Agreement, dated July 31, 2017, by and among Napo, Kingdon Capital Management, L.L.C., and the purchasers named therein (the “Agreement”), which went into effect upon the consummation of the Merger and related transactions described in the Merger Agreement and is material to the combined company. The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)                              Exhibits

Exhibit No.	Description
10.1*	Amended and Restated Security Agreement, dated July 31, 2017, by and among Napo Pharmaceuticals, Inc., Kingdon Capital Management, L.L.C., and the purchasers named therein.

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: August 29, 2018	By:	/s/ KAREN S. WRIGHT
		Name:	Karen S. Wright
		Title:	Chief Financial Officer

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